UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2004

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement to be entered into relating to the MASTR Alternative Loan Trust 2004-6 Mortgage Pass-Through Certificates, Series 2004-6)

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                     333-106982              06-1204982
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(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)

1285 Avenue of the Americas, New York, New York                         10019
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 713-2000


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          (Former name or former address, if changed since last report)

ITEM 5. Other Events

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Alternative Loan Trust 2004-6, Mortgage Pass-Through Certificates, Series 2004-6 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------------       -----------

      99.1 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Alternative Loan Trust 2004-6 Mortgage Pass Through Certificates, Series 2004-6

      99.2 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Alternative Loan Trust 2004-6 Mortgage Pass Through Certificates, Series 2004-6

      99.3 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Alternative Loan Trust 2004-6 Mortgage Pass Through Certificates, Series 2004-6

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.

June 10, 2004

                                        By:    /s/ Glenn McIntyre
                                            ------------------------------------
                                            Name:  Glenn McIntyre
                                            Title: Associate Director


                                        By:    /s/ Steve Warjanka
                                            ------------------------------------
                                            Name:  Steve Warjanka
                                            Title: Associate Director

                                INDEX TO EXHIBITS

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

99.1                    Collateral Term Sheets prepared by              E
                        UBS Securities LLC in connection
                        with certain classes of the MASTR
                        Alternative Loan Trust 2004-6
                        Mortgage Pass-Through Certificates,
                        Series 2004-6

99.2                    Collateral Term Sheets prepared by              E
                        UBS Securities LLC in connection
                        with certain classes of the MASTR
                        Alternative Loan Trust 2004-6
                        Mortgage Pass-Through Certificates,
                        Series 2004-6

99.3                    Collateral Term Sheets prepared by              E
                        UBS Securities LLC in connection
                        with certain classes of the MASTR
                        Alternative Loan Trust 2004-6
                        Mortgage Pass-Through Certificates,
                        Series 2004-6